Investor Presentation

November 2020

RECRO

RECRO

Forward Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.

These forward-looking statements are subject to risks and uncertainties including, among other things, the extent to which the ongoing COVID-19 pandemic continues to disrupt the Company's operations and financial condition and the operations and financial condition of its customers; the Company's ability to manage costs and execute on its operational and budget plans, the Company's ability to achieve its financial goals; the Company's ability to operate under increased leverage and associated lending covenants; to pay its debt under its credit agreement; the Company's ability to maintain relationships, profitability and contracts with commercial partners, including the impact of changes in consumer demand for the products the Company manufactures for its commercial partners; the Company's ability to diversify and grow its business with new customers; customers' changing inventory requirements, continuing adverse impacts form customer inventory rebalancing, disruption in raw materials or supply chain and manufacturing plans; customer and prospective customers decisions to move forward with our manufacturing services; average profitability, or mix, of the products we manufacture; or customers facing increasing or new competition.

These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

RECRO

Company Highlights

- Revenue and cash flow positive contract development and manufacturing (CDMO) business. Improvement in results for Q3 2020 vs. Q2 2020.

  2020

  - Q3 Financial Results:
    - Revenue: $19.3 million
    - Operating Income: $2.5 million
  - YTD Q3 Financial Results:
    - Revenue: $56.6 million
    - Operating Loss: $(1.1) million
    - Cash and Cash Equivalents: $21.5 million
  - New business growth in Formulation & Development Services
  - Clinical Trial Materials (CTM) and Logistics Services launched in Q2 seeing positive results; expanding business development team
  - Secured Long-Term License Renewal with Lannett Company in November; adding $1.9M cash upfront and $0.5M annual license fee
  - Amended Credit Agreement with its partner Athyrium in November to provide additional flexibility with financial maintenance covenants

Gainesville CDMO Facilities

Gould Campus – Commercial and Solid Oral Dose Production



- 97,000 ft^2 cGMP manufacturing facility

Chestnut Facility



- 24,000 ft^2 Leased through 2025, with extension optionality
- Specializing in:
  - Process Development and Formulation
  - High Potency Production
  - Analytical Services
  - Clinical Trial Manufacturing, Double Blind Placebo Packaging and Logistics (CTM)

RECRO

Both Sites Work in Concert to Provide Unified Performance

Facility Locations



GAINESVILLE
~4 miles



Gould Facility



Chestnut Facility

- Recro has two facilities located in Gainesville, Georgia
- Recro's Gould facility, which focuses on commercial and solid oral production, is located just four miles from the Chestnut facility, which specializes in development and formulation, clinical trial materials (CTM) as well as high potency production
- The facilities are located within ~60 miles of Hartsfield-Jackson International Airport and in close proximity to Interstates 75 and 85, which are significant commerce arteries in the eastern U.S.
- Equipment available at Gould is available on a smaller scale at Chestnut
- The close proximity allows employees to seamlessly move from one to the other, increasing knowledge sharing and significant teamwork synergies utilizing same support staff for facilities, quality, and project management

CDMO Overview

CDMO Manufacturing	• 97,000+ ft^2 cGMP oral solid dosage manufacturing – DEA licensed • Plus 24,000 ft^2 – CTM, Development Services and High Potency Product Facility • Revenues include commercial product sales and profit sharing, along with development services revenues • Continued revenue from commercial products, solid starts, and repeat customers in development
Ritalin LA®	• Once daily ADHD treatment marketed by Novartis(1)
Focalin XR®	• Extended release ADHD treatment marketed by Novartis(1)
Verapamil/Verelan	• CV/high blood pressure treatments marketed by Teva(2) and Lannett(3)
Zohydro ER®	• Extended release hydrocodone marketed by Currax (Previously Pernix)

(1) Five-year contract extension to December 2023
(2) Six-year contract extension through 2024
(3) Three-year contract extension through 2024

RECRO

Start With, Stay With Recro

Recro's capabilities across the product development value chain

Pre-IND → Formulation Development → Optimization → CTM Manufacture → Scale-Up → PPQ → Regulatory Filing → Product Launch → Commercial Supply

Project Management

Development Expertise | Manufacturing Expertise

Quality and Regulatory Excellence

Formulation Development

Analytical Services

Regulatory Support

Manufacturing

Packaging and Logistics

Early Phase

Late Phase & Commercial

RECRO

Seamless Integration



Chestnut Facility
Early Phase Development
Non-GMP Feasibility
• Clinical Supplies Manufacturing
• CTM
High Potency Commercial Manufacturing
Robust Technology Transfer Process
Gould Facility
DEA Drug Development Phase I-IIb
Phase III CTM
Process Scale Up & Development Support
Commercial Manufacturing, Packaging & Logistics
Early Phase
Late Phase & Commercial

RECRO

Recro's Product Development Approach

Pre-IND > Formulation Development > Optimization > CTM

Pre-IND Studies & Physicochemical Characterization	Excipient Compatibility & Dosage Form Design	Process Optimization & Scale-Up	Clinical Trial Materials
• Dosage material to support PK & Tox Studies • Full suite of characterization tests - particle size, pKa, powder flow, etc.	• Excipient selections for successful dosage form design	• Feasibility Batches • DOE approaches • Candidate Batches • Packaging Development • Product Development Report (PDR)	• Over encapsulation, double-blind/ randomization, packaging, labeling, stability testing, distribution & logistics by site or direct to patient

Project Management

RECRO

Recro's Registration & Commercial Approach

Scale-Up → PPQ → Regulatory Filing → Product Launch

Technology Transfer	Registration & PPQ Strategy	Late Phase Regulatory Support	Commercialization
• Scalable equipment supports technology transfer • Project Management continuity	• Registration Batches • PPQ Campaign	• eCTD compliance • Regulatory guidance and consultation for client FDA meetings and responses	• Commercial Manufacturing & Packaging • Pharmacovigilance reporting

↔ Project Management

RECRO

Scalable Equipment Streamlines Technology Transfer


Granulation
Blending
Roller Compaction
Fluid Bed Processing
Rotor Processing
Key Unit Operations for Oral Solid Dosage Forms
Milling
Compression (Bi-Layer Capable)
Tablet Coating (Solvent Capable)
Oven Drying (Temp & Humidity Control)
Encapsulation

CDMO - High Potency and Development Services

- Services for development-phase small molecules and for high potency molecules:

Formulation Development	Analytical Services	Pharmaceutical Manufacturing	Clinical Trial Materials
• Capsules, tablets • Physical characterization • Excipient compatibility • Solubility assessment • Integrated Regulatory guidance	• Raw Materials • In-Process • Release • Phase-appropriate method development, verification, & validation • ICH Stability • Photostability	• Milling • Blending • Compression • Spray granulation • Particle/bead coating • Encapsulation • Pre-clinical through Phase III • Technical Transfer of non-high potency products to Gould facility for commercial operations	• Clinical Trial Supplies o Over encapsulation o Randomization o Clinical Trial Packaging o Stability Testing o Distribution & Logistics o Serialization in place at Gould facility for commercial packaging

RECRO

Amended Credit Agreement with Athyrium

- Recro amended its existing credit facility with its partner Athyrium Capital Management to provide additional flexibility with its financial maintenance covenants including:
  - Amendments to the calculation of the leverage ratio and certain parameters of the leverage ratio
  - Minimum liquidity covenants were adjusted for 2020 and 2021 only
  - Repaid $9 million of principal in November 2020 without penalty, which reduces Recro's outstanding principal and interest expense and deferred remaining quarterly principal payments until 2022
  - In consideration for this new Athyrium amendment, Recro paid an amendment fee to Athyrium, plus other customary contractual based fees, and has repriced existing Athyrium warrants to the current market price
- The Amendments other material terms can be found in the Company's current report on Form 10-Q, which was filed with the Securities and Exchange Commission on November 9, 2020.

RECRO

Company Highlights

- Revenue and cash flow positive contract development and manufacturing (CDMO) business. Improvement in results for Q3 2020 vs. Q2 2020.

2020

- Q3 Financial Results:
  - Revenue: $19.3 million
  - Operating Income: $2.5 million
- YTD Q3 Financial Results:
  - Revenue: $56.6 million
  - Operating Loss: $(1.1) million
  - Cash and Cash Equivalents: $21.5 million
- New business growth in Formulation & Development Services
- Clinical Trial Materials (CTM) and Logistics Services launched in Q2 seeing positive results; expanding business development team
- Secured Long-Term License Renewal with Lannett Company in November; $1.9M cash upfront and $0.5M annual license fee
- Amended Credit Agreement with its partner Athyrium in November to provide additional flexibility with financial maintenance covenants



Investor Presentation



RECRO